EXHIBIT 10.19

                            BUFFALO WILD WINGS, INC.
                       Director Compensation Arrangements
                             as of December 31, 2007


Effective as of December 31, 2007, the compensation for the directors who are not our employees was determined to be as set forth below. The cash fees are annual amounts payable quarterly. For fiscal year 2007, the annual equity grants were issued as of the first day of the fiscal year; however, beginning in 2009, the annual equity grants will be issued immediately following election at the annual shareholders' meeting.


        --------------------------------------------------------
        Description                                    2008
        --------------------------------------------------------

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        Board equity grants (chair and non-chair)
        --------------------------------------------------------
        RSUs fully vested*                             $60,000
        --------------------------------------------------------

        --------------------------------------------------------
        Board fees
        --------------------------------------------------------
        Chair                                          $40,000
        --------------------------------------------------------
        Non-chair                                      $20,000
        --------------------------------------------------------

        --------------------------------------------------------
        Compensation Committee fees
        --------------------------------------------------------
        Chair                                          $16,000
        --------------------------------------------------------
        Non-chair                                      $8,000
        --------------------------------------------------------

        --------------------------------------------------------
        Governance/Nominating Committee fees
        --------------------------------------------------------
        Chair                                          $10,000
        --------------------------------------------------------
        Non-chair                                      $8,000
        --------------------------------------------------------

        --------------------------------------------------------
        Audit Committee fees
        --------------------------------------------------------
        Chair                                          $16,000
        --------------------------------------------------------
        Non-chair                                      $8,000
        --------------------------------------------------------

        --------------------------------------------------------
        Executive Committee fees
        --------------------------------------------------------
        Chair                                          $5,000
        --------------------------------------------------------
        Non-chair                                      $4,000
        --------------------------------------------------------


  *RSUs for number of shares equal to $60,000 divided by the current stock price.